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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 4, 2004
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                          BECTON, DICKINSON AND COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
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                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
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        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
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               (Registrant's Telephone Number, Including Area Code


                                   N/A
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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02         Results of Operations and Financial Condition.

On October 4, 2004, Becton, Dickinson and Company ("BD") issued a press release announcing that its Board of Directors had approved a plan to sell BD's Clontech operation. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 2.05         Costs Associated with Exit or Disposal Activities.

On September 30, 2004, the Board of Directors of BD approved a plan to sell BD's Clontech operation, a unit of the BD Biosciences segment. The plan to divest Clontech is a result of BD Bioscience's decision to focus its strategy on cell analysis, discovery labware and its new platforms of imaging and in vitro drug metabolism/toxicity testing. BD expects to complete the divestiture of Clontech in the second quarter of BD's 2005 fiscal year. Goldman Sachs & Company is acting as BD's financial advisor in connection with the planned sale.

BD estimates that it will record a pre-tax loss in its 2004 fiscal fourth quarter of approximately $125 million ($115 million after-tax), or approximately $0.44 per share, in connection with the planned sale. This charge, other than for certain immaterial cash costs of approximately $2 million, consists of non-cash charges relating to the write down of the business' assets (primarily intangible assets) to fair value.

The above estimates of the charges to be incurred in connection with the planned sale of Clontech are based upon current expectations of BD and involve a number of risks and uncertainties. Actual charges could vary materially from BD's estimates. Factors that could cause actual results to vary materially from BD's estimates include, but are not limited to, BD's ability to successfully complete the proposed divestiture within the expected timeframe, and the structure of any transaction involving a divestiture of Clontech and the purchase price and other terms relating thereto. BD does not intend to update any forward-looking statements contained herein to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1 Press release dated October 4, 2004, which is furnished pursuant to Item 2.02.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: October 4, 2004






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                                INDEX TO EXHIBITS
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   Exhibit
   Number        Description of Exhibits
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   99.1          Press release dated October 4, 2004, which is furnished
                 pursuant to Item 2.02.